SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 25, 2005

                                 Date of Report
                        (Date of earliest event reported)

                       NEW BRUNSWICK SCIENTIFIC CO., INC.

               (Exact Name of Registrant as Specified in Charter)

     NEW  JERSEY                    0-6994                         22-1630072

  (State  or  Other  Jurisdiction  of          (Commission  File  Number)
(IRS  Employer  Identification  No.)
     Incorporation)


          44  TALMADGE  ROAD,  EDISON,  NJ                         08818-4005
       (Address  of  Principal  Executive Offices)                    (ZIP Code)


          Registrant's  telephone  number,  including area code:  (732) 287-1200

          (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)







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ITEM  8.01  OTHER  EVENTS


     The  following  information  is  furnished  pursuant  to  Item 8.01, "Other
Events":



The  following  schedule  of  director  fees is effective as of January 1, 2005.

                       NEW BRUNSWICK SCIENTIFIC CO., INC.
                          NON EMPLOYEE DIRECTORS' FEES
                            EFFECTIVE JANUARY 1, 2005



ANNUAL FEE                                    $14,000

BOARD OF DIRECTORS MEETING FEE                 $1,000

Conference Calls                                 $300

COMMITTEE MEETINGS
------------------
All meetings                                     $600
Audit Committee Conference Calls                 $400

AUDIT COMMITTEE CHAIRMAN
------------------------
Annual Fee                                     $7,500
Committee Meetings                               $800

OTHER COMMITTEE CHAIRMEN
------------------------
Annual Fee                                     $5,000
Committee Meetings                               $800

EXECUTIVE COMMITTEE MEMBERSHIP
------------------------------
Annual Fee                                     $1,000
Executive Committee Meeting Fee                  $600

LEAD INDEPENDENT DIRECTOR ANNUAL FEE           $2,500
------------------------------------



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its


NEW BRUNSWICK SCIENTIFIC CO., INC.

Date:  February 25, 2005
By:  /s/Samuel Eichenbaum
     --------------------
     Samuel Eichenbaum
     Vice President, Finance and
     Chief Financial Officer


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